                               AMENDMENT NO. 16 TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)


        The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended as follows:

        WHEREAS, the parties desire to amend the Agreement to add AIM Global Real Estate Fund, AIM Moderate Growth Allocation Fund, AIM Moderately Conservative Allocation Fund, Institutional Class Shares of AIM Intermediate Government Fund and AIM Small Cap Equity Fund; and Investor Class Shares of AIM Basic Balanced Fund, AIM Diversified Dividend Fund and AIM Global Health Care Fund; and

        WHEREAS, the parties desire to amend the Agreement to change the name of AIM Aggressive Allocation Fund to AIM Growth Allocation;

        NOW, THEREFORE, agree as follows:

        Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COMBINATION STOCK & BOND FUNDS

        AIM Core Stock Fund -                             Class A
                                                          Class C
                                                          Class K
                                                          Investor Class

        AIM Total Return Fund -                           Class A
                                                          Class C
                                                          Class K
                                                          Institutional Class
                                                          Investor Class

AIM COUNSELOR SERIES TRUST

        AIM Advantage Health Sciences Fund -              Class A
                                                          Class C


        AIM Multi-Sector Fund -                           Class A
                                                          Class C
                                                          Institutional Class

AIM EQUITY FUNDS

        AIM Aggressive Growth Fund -                      Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Blue Chip Fund -                              Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class
                                                          Investor Class

        AIM Capital Development Fund -                    Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class
                                                          Investor Class

        AIM Charter Fund -                                Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Constellation Fund -                          Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Dent Demographic Trends Fund -                Class A
                                                          Class C

        AIM Diversified Dividend Fund -                   Class A
                                                          Class C
                                                          Investor Class

        AIM Emerging Growth Fund -                        Class A
                                                          Class C

        AIM Large Cap Basic Value Fund -                  Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class
                                                          Investor Class

        AIM Large Cap Growth Fund -                       Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class
                                                          Investor Class

        AIM Mid Cap Growth Fund -                         Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Select Basic Value Fund -                     Class A
                                                          Class C

        AIM Weingarten Fund -                             Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

AIM FUNDS GROUP

        AIM Balanced Fund -                               Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Basic Balanced Fund -                         Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class
                                                          Investor Class

        AIM European Small Company Fund -                 Class A
                                                          Class C

        AIM Global Value Fund -                           Class A
                                                          Class C

        AIM International Small Company Fund -            Class A
                                                          Class C

        AIM Mid Cap Basic Value Fund -                    Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Premier Equity Fund -                         Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Select Equity Fund -                          Class A
                                                          Class C

        AIM Small Cap Equity Fund -                       Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

AIM GROWTH SERIES

        AIM Basic Value Fund -                            Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Conservative Allocation Fund -                Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Global Equity Fund -                          Class A
                                                          Class C
                                                          Institutional Class

        AIM Growth Allocation Fund -                      Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Mid Cap Core Equity Fund -                    Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Moderate Allocation Fund -                    Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Moderate Growth Allocation Fund -             Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Moderately Conservative Allocation Fund -     Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Small Cap Growth Fund -                       Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS

        AIM Asia Pacific Growth Fund -                    Class A
                                                          Class C

        AIM European Growth Fund -                        Class A
                                                          Class C
                                                          Class R
                                                          Investor Class

        AIM Global Aggressive Growth Fund -               Class A
                                                          Class C

        AIM Global Growth Fund -                          Class A
                                                          Class C

        AIM International Core Equity Fund -              Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class
                                                          Investor Class

        AIM International Growth Fund -                   Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

AIM INVESTMENT FUNDS

        AIM Developing Markets Fund -                     Class A
                                                          Class C

        AIM Global Health Care Fund -                     Class A
                                                          Class C
                                                          Investor Class

        AIM Libra Fund -                                  Class A
                                                          Class C

        AIM Trimark Endeavor Fund -                       Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Trimark Fund -                                Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM Trimark Small Companies Fund -                Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

AIM INVESTMENT SECURITIES FUNDS

        AIM Global Real Estate Fund  -                    Class A
                                                          Class C
                                                          Class R
                                                          Institutional Class

        AIM High Yield Fund -                             Class A
                                                          Class C
                                                          Institutional Class
                                                          Investor Class

        AIM Income Fund -                               Class A
                                                        Class C
                                                        Class R
                                                        Investor Class

        AIM Intermediate Government Fund -              Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

        AIM Limited Maturity Treasury Fund -            Class A
                                                        Class A3
                                                        Institutional Class

        AIM Money Market Fund -                         AIM Cash Reserve Shares
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

        AIM Municipal Bond Fund -                       Class A
                                                        Class C
                                                        Investor Class

        AIM Real Estate Fund -                          Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class
                                                        Investor Class

        AIM Short Term Bond Fund -                      Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

        AIM Total Return Bond Fund -                    Class A
                                                        Class C
                                                        Class R
                                                        Institutional Class

AIM SECTOR FUNDS

        AIM Energy Fund -                             Class A
                                                      Class C
                                                      Class K
                                                      Investor Class

        AIM Financial Services Fund -                 Class A
                                                      Class C
                                                      Class K
                                                      Investor Class

        AIM Gold & Precious Metals Fund -             Class A
                                                      Class C
                                                      Investor Class

        AIM Health Sciences Fund -                    Class A
                                                      Class C
                                                      Class K
                                                      Investor Class

        AIM Leisure Fund -                            Class A
                                                      Class C
                                                      Class K
                                                      Investor Class

        AIM Technology Fund -                         Class A
                                                      Class C
                                                      Class K
                                                      Institutional Class
                                                      Investor Class

        AIM Utilities Fund -                          Class A
                                                      Class C
                                                      Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS

        AIM Opportunities I Fund -                    Class A
                                                      Class C

        AIM Opportunities II Fund -                   Class A
                                                      Class C

        AIM Opportunities III Fund -                  Class A
                                                      Class C

AIM STOCK FUNDS

      AIM Dynamics Fund -                             Class A
                                                      Class C
                                                      Class K
                                                      Institutional Class
                                                      Investor Class

      AIM Mid Cap Stock Fund -                        Class A
                                                      Class C
                                                      Class K
                                                      Institutional Class
                                                      Investor Class

      AIM Small Company Growth Fund -                 Class A
                                                      Class C
                                                      Class K
                                                      Investor Class

      AIM S&P 500 Index Fund -                        Institutional Class
                                                      Investor Class

AIM TAX-EXEMPT FUNDS

        AIM High Income Municipal Fund -              Class A
                                                      Class C

        AIM Tax-Exempt Cash Fund -                    Class A
                                                      Investor Class

        AIM Tax-Free Intermediate Fund -              Class A
                                                      Class A3
                                                      Institutional Class

AIM TREASURER'S SERIES TRUST

      Premier Portfolio                               Investor Class
      Premier Tax-Exempt Portfolio                    Investor Class
      Premier U.S. Government Money Portfolio         Investor Class"

        All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: April 29, 2005

                                      EACH FUND (LISTED ON SCHEDULE A)
                                      ON BEHALF OF THE SHARES OF EACH
                                      PORTFOLIO LISTED ON SCHEDULE A

                                      By:      /s/ ROBERT H. GRAHAM
                                               --------------------
                                                   Robert H. Graham
                                                   President

                                      A I M DISTRIBUTORS, INC.


                                      By:      /s/ GENE L. NEEDLES
                                               -------------------
                                                   Gene L. Needles
                                                   President